UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1780 55th St., Suite C Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 993-5271
Registrant’s telephone number, including area code

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 5.02 is incorporated herein by reference to the extent required.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2017, the Board of Directors (the “Board”) of Surna Inc. (the “Company”) appointed Timothy J. Keating as a director to the Board. Mr. Keating will serve as the Company’s Chairman and lead independent director.

On March 14, 2017, Mr. Keating and the Company entered into a Board of Directors Agreement (the “Agreement”). Pursuant to the Agreement, as a non-executive director of the Company and non-employee Chairman of the Board, Mr. Keating is entitled to an annual retainer of $75,000, of which $30,000 will be in the form of restricted common stock. The Company has also issued Mr. Keating an equity retention payment of 1,400,000 shares of the Company’s restricted common stock (i) 700,000 shares of which vested immediately and (ii) 700,000 shares of which will vest on March 1, 2018.

There are no transactions between Mr. Keating and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Item 7.01 Regulation FD.

On March 14, 2017, the Company issued a press release announcing the appointment. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated March 14, 2017 (furnished herewith).

Forward Looking Statements

This Current Report includes “forward-looking statements.” Forward-looking statements discuss matters that are not historical facts. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans and objectives of the Company or its management or the Company’s board of directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about the Company and its business relating to the future; and (e) any statements using such words as “anticipate”, “believe”, “estimate”, “could”, “should”, “would”, “seek”, “plan”, “expect”, “may”, “predict”, “project”, “intend”, “potential”, “continue”, or similar expressions. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: uncertainties as to the timing of the transactions; uncertainties as to how many holders will agree to the terms of a transaction; the possibility that various closing conditions for the transactions may not be satisfied or waived; and other risks and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC and the Company’s other SEC filings. Except as otherwise required by law, the Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report. All forward-looking statements in this Current Report are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURNA INC.

Date: March 20, 2017	By:	/s/ Trent Doucet
Trent Doucet President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 14, 2017 (furnished herewith).